Exhibit 10.1
SEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This Seventh Amendment to Second Amended and Restated Credit Agreement (this “Seventh Amendment”) is executed effective as of September 7, 2010 (the “Effective Date”), by and among Trinity Industries, Inc., a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, N.A., as the Administrative Agent (the “Administrative Agent”), and the financial institutions parties hereto as Lenders (individually an “Executing Lender” and collectively the “Executing Lenders”).
WITNESSETH:
     A. The Borrower, the Administrative Agent, the Syndication Agents, the Documentation Agent and the lenders named therein are parties to that certain Second Amended and Restated Credit Agreement dated as of April 20, 2005 as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 9, 2006, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of June 21, 2006, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 22, 2007, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of October 19, 2007, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of February 9, 2009 and that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of March 31, 2009 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement).
     B. TILC anticipated acquiring additional Equity interests in TRIP Rail Holdings LLC (the “TRIP Equity Acquisition”). After giving effect to the TRIP Equity Acquisition, TILC will own approximately 57% of all of the issued and outstanding Equity of TRIP Rail Holdings LLC and TRIP Rail Holdings LLC will become a Subsidiary.
     C. In connection with the TRIP Equity Acquisition, the Borrower has requested that the lenders party to the Credit Agreement amend the Credit Agreement as set forth herein. Subject to the terms and conditions herein contained, the Executing Lenders have agreed to the Borrower’s request.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and each Executing Lender hereby agree as follows:
     Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended effective as of the Effective Date, in the manner provided in this Section 1.
          1.1 Additional Definition. Section 1.01 of the Credit Agreement is amended to add thereto in alphabetical order the definition of “Seventh Amendment” which shall read in full as follows:
     “Seventh Amendment” means that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated as of September 7, 2010, among the Borrower, the Administrative Agent and the Executing Lenders defined therein.
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          1.2 Amendment to Definition of the Term “Loan Documents”. The definition of the term “Loan Documents” set forth in Section 1.01 of the Credit Agreement is amended to read in full as follows:
     “Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Notes, the Subsidiary Guaranties, the Letters of Credit, any Borrowing Request, any Interest Election Request, any Assignment and Acceptance, the Fee Letter, and all other agreements (including Hedging Agreements) relating to this Agreement, the Loans or the Lender Indebtedness entered into from time to time between or among the Borrower (or any or all of its Subsidiaries) and the Administrative Agent or any Lender (or, with respect to the Hedging Agreements, any Affiliates of any Lender), and any document delivered by the Borrower or any of its Subsidiaries in connection with the foregoing, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.
          1.3 Amendment to Definition of the Term “TILC Conduit Indebtedness”. The definition of the term “TILC Conduit Indebtedness” set forth in Section 1.01 of the Credit Agreement is amended to read in full as follows:
          1.4 “TILC Conduit Indebtedness” means the Indebtedness created or incurred (including Indebtedness pursuant to the warehouse facility established by Credit Suisse, New York Branch and certain other financial institutions, and any term out of such facility) by TILC, TRIP Rail Holdings LLC or in favor of any other special purpose subsidiary of TILC or TRIP Rail Holdings LLC, such Indebtedness to be (i) used to finance a portion of the lease fleet owned (or to be owned) by TILC, TRIP Rail Holdings LLC or any such subsidiary, (ii) secured by such applicable assets and associated underlying third party leases, and (iii) non-recourse to the Borrower or any Material Subsidiary except under the terms of performance guarantees that do not guarantee the payment of Indebtedness (except under limited circumstances that do not relate to the creditworthiness or performance of the underlying asset) and are of a type that are otherwise customarily entered into in connection with non-recourse asset financing Indebtedness.
     Section 2. Effectiveness of Amendment. This Seventh Amendment shall be effective automatically and without the necessity of any further action by the Administrative Agent, the Borrower or any Lender when counterparts hereof have been executed by the Administrative Agent, the Borrower, the Required Lenders and the Material Subsidiaries (which may include telecopy or other electronic transmission of a signed signature page of this Seventh Amendment) shall have been received by the Administrative Agent, and each of the following conditions to the effectiveness hereof have been satisfied:
     (a) Representations. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the Effective Date as if made on the Effective Date, except for such representations and warranties limited by their terms to a specific date;
     (b) Default. After giving effect to this Seventh Amendment, no Default shall exist; and
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     (c) Other Proceedings. All proceedings taken in connection with the transactions contemplated by this Seventh Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its counsel.
     Section 3. Representations and Warranties of the Borrower. To induce the Executing Lenders and the Administrative Agent to enter into this Seventh Amendment, the Borrower and each Material Subsidiary (by its execution of this Seventh Amendment below), represent and warrant to the Administrative Agent and the Lenders as follows, as of the date hereof both before and after giving effect to the TRIP Equity Acquisition:
          3.1 Reaffirmation of Representations and Warranties. Each representation and warranty of the Borrower and each Material Subsidiary contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof after giving effect to the amendments set forth in Section 1 hereof but except for such representations and warranties limited by their terms to a specific date.
          3.2 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower and each Material Subsidiary of this Seventh Amendment and the Loan Documents executed pursuant hereto are within the Borrower’s and each Material Subsidiary’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or any of its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any of its Subsidiaries except for Permitted Encumbrances.
          3.3 Validity and Binding Effect. This Seventh Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general application. This Seventh Amendment constitutes the valid and binding obligations of each Material Subsidiary enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general application.
          3.4 No Defenses. As of the date hereof, neither the Borrower nor any Material Subsidiary has any defenses to payment, counterclaim or rights of set-off with respect to their respective obligations under the Loan Documents.
          3.5 Absence of Defaults. After giving effect to the amendments set forth in Section 1 hereof, no Default exists.
          3.6 TRIP Equity Acquisition; TRIP Ownership and Classification. The TRIP Equity Acquisition will be consummated in accordance with the provisions of Section 7.04 of the Credit Agreement and after giving effect thereto, TRIP Rail Holdings LLC will be a Subsidiary, approximately 57% of whose issued and outstanding Equity will be owned by TILC and TRIP Rail Holdings LLC will be a Nonrecourse Subsidiary and therefore will not be a Material Subsidiary.
     Section 4. Miscellaneous.
          4.1 Reaffirmation of Loan Documents. The terms and provisions set forth in this Seventh Amendment shall modify and supersede all inconsistent terms and provisions set forth in the
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Credit Agreement and except as expressly modified and superseded by this Seventh Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the Material Subsidiaries, the Administrative Agent, and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general application. Borrower and the Material Subsidiaries agree that the obligations, indebtedness and liabilities of the Borrower arising under the Credit Agreement, as amended by this Seventh Amendment are “Obligations” as defined in the Subsidiary Guaranties.
          4.2 Parties in Interest. All of the terms and provisions of this Seventh Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
          4.3 Counterparts. This Seventh Amendment may be executed in counterparts, and all parties need not execute the same counterpart. Facsimiles or other electronic communications (e.g., pdf) shall be effective as originals.
          4.4 Complete Agreement. THIS SEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
          4.5 Headings. The headings, captions and arrangements used in this Seventh Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Seventh Amendment, nor affect the meaning thereof.
          4.6 Survival of Representations and Warranties. All representations and warranties made in this Seventh Amendment shall survive the execution and delivery of this Seventh Amendment, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
          4.7 Reference to Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
          4.8 Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Seventh Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of Administrative Agent’s legal counsel.
          4.9 Severability. Any provision of this Seventh Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Seventh Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
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          4.10 Applicable Law. This Seventh Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.
          4.11 Required Lenders. Pursuant to Section 10.02 of the Credit Agreement, the Credit Agreement may be modified as provided in this Seventh Amendment with the agreement of the Required Lenders which means Lenders having (a) fifty-one percent (51%) or more of the Aggregate Revolving Commitment or (b) if the Aggregate Revolving Commitment has been terminated, fifty-one percent (51.0%) or more of the Aggregate Revolving Credit Exposure (such percentage applicable to a Lender, herein such Lender’s “Required Lender Percentage”). For purposes of determining the effectiveness of this Amendment, each Lender’s Required Lender Percentage is set forth on Schedule 4.11 hereto.
     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed by their respective authorized officers on the date and year first above written.

TRINITY INDUSTRIES, INC.
By:	/s/ Gail M. Peck
Gail M. Peck, Treasurer

JPMORGAN CHASE BANK, N.A., as a Lender, the Issuing Bank, the Swingline Lender and as Administrative Agent

By:	/s/ Brian McDougal
Brian McDougal, Senior Vice President

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 5

THE ROYAL BANK OF SCOTLAND plc, as a Lender and as a Syndication Agent
By:	/s/ L. Peter Yetman
	Name:	L. Peter Yetman
	Title:	Senior Vice President

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 6

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor in interest by merger to Wachovia Bank, N.A.), as a Lender and as a Syndication Agent
By:	/s/ Marguerite Burtzleff
	Name:	Vice President
	Title:	Vice President

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 7

BANK OF AMERICA, N.A., as a Lender and as a Syndication Agent
By:	/s/ Allison W. Connally
	Name:	Allison W. Connally
	Title:	Vice President

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 8

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES (successor by merger to Dresdner Bank AG, New York and Grand Cayman Branches), as a Lender
By:	/s/ Anthony Giraldi
	Name:	Anthony Giraldi
	Title:	Vice President

By:	/s/ Alina Parizianu
	Name:	Alina Parizianu
	Title:	Assistant Treasurer

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 9

CREDIT SUISSE (FKA CREDIT SUISSE FIRST BOSTON), CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Karl M. Studer
	Name:	Karl M. Studer
	Title:	Director

By:	/s/ Daniel Wiget
	Name:	Daniel Wiget
	Title:	Assistant Vice President

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 10

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Daniel L. Cox
	Name:	Daniel L. Cox
	Title:	Vice President

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 11

LLOYDS TSB Bank, PLC, as a Lender
By:	/s/ Candi Obrentz
	Name:	Candi Obrentz
	Title:	Vice President, Financial Institutions, NA

By:	/s/ M. Beanland
Name: M. Beanland
	Title:	Senior Vice President, Financial Institutions, NA

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 12

BANK OF TEXAS, N.A., as a Lender
By:	/s/ Alan Morris
	Name:	Alan Morris
	Title:	Vice President

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Material Subsidiary Consent
     Each of the undersigned Material Subsidiaries: (i) consent and agree to this Seventh Amendment (including, without limitation, the terms of Sections 3 and 4.1); (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Material Subsidiary enforceable against it in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general application; and (iii) agree that the obligations, indebtedness and liabilities of the Borrower arising under the Credit Agreement as amended by the Seventh Amendment are “Obligations” as defined in each Subsidiary Guaranty.

TRANSIT MIX CONCRETE & MATERIALS COMPANY
TRINITY INDUSTRIES LEASING COMPANY
TRINITY MARINE PRODUCTS, INC.
TRINITY RAIL GROUP, LLC
TRINITY TANK CAR, INC.
TRINITY PARTS AND COMPONENTS, LLC (formerly
     Trinity Rail Components & Repair, Inc.)
TRINITY NORTH AMERICAN FREIGHT CAR, INC.
     (formerly Thrall Trinity Freight Car, Inc.)
TRINITY STRUCTURAL TOWERS, INC

By:	/s/ James E. Perry
James E. Perry, Vice President and Assistant
Secretary of each Material Subsidiary

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SCHEDULE 4.11
TO
SEVENTH AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
REQUIRED LENDER PERCENTAGE

		Lenders Agreeing to Seventh
		Amendment (insert % from prior
		column if Lender signs this
	Required Lender	Seventh Amendment then total
Lender	Percentage Held	percentages in this column)
JPMorgan Chase Bank, N.A.	18.823529412%	18.823529412%
The Royal Bank of Scotland plc	16.470588235%	16.470588235%
Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, N.A.)	15.294117647%	15.294117647%
Bank of America, N.A.	15.294117647%	15.294117647%
Lloyds TSB Bank plc	9.411764706%	9.411764706%
Commerzbank AG, New York and Grand Cayman Branches (successor by merger to Dresdner Bank AG, New York and Grand Cayman Branches)	8.235294118%	8.235294118%
Credit Suisse AG, (FKA Credit Suisse First Boston) Cayman Islands Branch	7.058823529%	7.058823529%
Amegy Bank National Association	4.705882353%	4.705882353%
Bank of Texas	4.705882353%	4.705882353%
TOTAL	100%	100%
SCHEDULE 4.11, Solo Page